Exhibit 10.14

Fifth Amended and Restated Rent Supplement

(CREZ Lease)

January 1, 2015

This Fifth Amended and Restated Rent Supplement (this “Fifth Amended Supplement”) between Sharyland Projects, L.L.C. (“Lessor”) and Sharyland Utilities, L.P. (“Lessee”) is executed and delivered on January 14, 2015, to memorialize supplements to the CREZ Lease (as defined below), effective as of January 1, 2015. Capitalized terms used herein that are not otherwise defined will have the meanings assigned to them in the CREZ Lease.

WHEREAS, Lessor and Lessee are Parties to a Second Amended and Restated Lease Agreement (CREZ Assets) dated as of December 1, 2014 (the “CREZ Lease”);

WHEREAS, the Parties executed a Fourth Amended and Restated Rent Supplement (CREZ Lease) dated January 1, 2015 (the “Fourth Amended Supplement”);

WHEREAS, on August 15, 2014, Lessee filed an application for interim update of wholesale transmission rates pursuant to PUC SUBST. R. 25.192(h) (the “August TCOS Filing”), and on October 3, 2014, the PUCT approved the August TCOS filing, allowing Lessee to begin billing based on the updated wholesale transmission rate;

WHEREAS, additional Incremental CapEx under the CREZ Lease subsequent to that included in the August TCOS Filing has been placed in service; and

WHEREAS, the Parties wish to amend and restate the Fourth Amended Supplement to memorialize Rent supplements that result from the Incremental CapEx.

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Parties hereto agree to the following:

1. The Fourth Amended Supplement is hereby amended and restated in its entirety as set forth below.

2. The CREZ Lease, except as supplemented by this Fifth Amended Supplement, shall remain in full force and effect.

Incremental Cap Ex:

2013	$466,424,280
2014	$191,917,062	*
	$4,320,412	**
	$2,754,422	***

(total 2014)	$198,991,896
2015	$10,500,000	****

*	Rent supplements with respect to this Incremental CapEx were agreed to and memorialized as part of the Second Amended and Restated Rent Supplement (CREZ Lease) dated February 25, 2014.
**	Rent supplements with respect to this Incremental CapEx were agreed to and memorialized as part of the Third Amended and Restated Rent Supplement (CREZ Lease) dated December 1, 2014.
***	Represents the estimated amount of transmission Incremental CapEx that was incurred from August 1, 2014 through December 31, 2014. Rent supplements with respect to this transmission Incremental CapEx were agreed to and memorialized as part of this Fifth Amended Supplement as of January 1, 2015.

****	Represents the amount of transmission Incremental CapEx that is expected to be placed in service in 2015, with a weighted average in service date of November 1, 2015. Rent supplements with respect to this transmission Incremental CapEx were agreed to and memorialized as part of the Fourth Amended Supplement effective January 1, 2015.

Lessee Cap Ex:

2013		$0
2014	$
2015	$

Base Rent:

2013	$21,758,233
2014	$67,335,947	*
2015	$68,536,167	**
2016	$66,817,441
2017	$64,253,949
2018	$61,830,261
2019	$59,549,548
2020	$57,356,120

*	Through the date that this Fifth Amended Supplement is executed and delivered, Lessee has made aggregate 2014 Base Rent payments of $55,536,410. Lessee will make a monthly 2014 Base Rent payment of $5,899,768 on each of January 15, 2015 and February 15, 2015. Following these payments, the aggregate amount of 2014 Base Rent paid to Lessor under the CREZ Lease will equal the asterisked amount above.
**	Lessee will make a monthly 2015 Base Rent payment of $5,688,129 on the 15th day of each month beginning on March 15, 2015 through May 15, 2015 (with respect to January 2015 through March 2015). Following these payments, Lessee will make a monthly 2015 Base Rent payment of $5,712,323 on the 15th day of each month beginning on June 15, 2015 through December 15, 2015 (with respect to April 2015 through October 2015). Following these payments, Lessee will make a monthly 2015 Base Rent payment of $5,742,759 on each of January 15, 2016 and February 15, 2016 (with respect to November and December 2015). Following these payments, the aggregate amount of 2015 Base Rent paid to Lessor will equal the asterisked amount above.

Percentage Rent

Percentages:

2013	29.2%
2014	31.6%
2015	31.3%
2016	30.3%
2017	29.5%
2018	28.5%
2019	27.7%
2020	26.8%

Annual Percentage Rent

Breakpoints:

2013	$21,758,233
2014	$67,335,947
2015	$68,536,167
2016	$66,817,441

2017	$64,253,949
2018	$61,830,261
2019	$59,549,548
2020	$57,356,120

Revenues Attributable to

Lessee CapEx, by Lease Year:

2013	$0
2014	$0
2015	$0

ERCOT Transmission Rate

Allocation

between June 20 and October 17, 2013: 65.3%

between October 17, 2013 and February 25, 2014: 84.8%

between February 25 and May 1, 2014: 83.3%

between May 1 and October 3, 2014: 80.9%

between October 3, 2014 and March 31, 2015: 75.8%

between April 1, 2015 and August 31, 2015: 73.3%

starting September 1, 2015: 66.2%

Termination date of this Rent Supplement: December 31, 2020.

The Parties have executed this Fifth Amended Supplement to the CREZ Lease as of the date set forth above.

SHARYLAND UTILITIES, L.P.

By:	/s/ Greg Wilks
Name:	Greg Wilks
Title:	Chief Financial Officer

SHARYLAND PROJECTS, L.L.C.

By:	/s/ Brant Meleski
Name:	Brant Meleski
Title:	Chief Financial Officer